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                                                                    EXHIBIT 10.4


            FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT


This Amendment ("Amendment") amends that certain Note and Warrant Purchase Agreement (the "Agreement") dated as of August 25, 1998, and executed by Eco Soil Systems, Inc., in favor of the purchasers listed in the Schedule A attached thereto as follows:

1. The phrases "or the IB Credit Agreement" is hereby inserted immediately after the phrase "the Credit Agreement" in each of the places it appears in
Section 13.2.

2.    The following new definition is hereby added, alphabetically, to
Section 14 to read in its entirety as follows:

          "IB CREDIT AGREEMENT" that certain agreement entitled "Credit Agreement," dated as of December 7, 1998, by and between the Company and Imperial Bank, as amended from time to time."


3.   Except as provided above, the Agreement remains unchanged.

4. This Amendment is effective as of December 7, 1998, and the parties hereby confirm that the Agreement as amended is in full force and effect.


ECO SOIL SYSTEMS, INC.


By:   /s/
    ----------------------------

Title:
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ALBION ALLIANCE MEZZANINE FUND, L.P.

By    Albion Alliance L.L.C.
      Its General Partner


      By:     /s/
          ------------------------

      Title:
             ---------------------


PARIABAS CAPITAL FUNDING LLC

By:    /s/  [ILLEGIBLE]
    ------------------------------

Title:
        --------------------------